EXHIBIT 10.26

                            DATED: 26th October 1995



                            SOREMA (UK) UNDERWRITING
                             MANAGEMENT LIMITED                       (1)

                                      -and-

                       SOREMA (UK) REINSURANCE LIMITED                (2)

                                      -and-

                            RUSSELL JOHN ENGLISH                      (3)





                                SERVICE AGREEMENT



THIS AGREEMENT IS MADE BETWEEN:

(1) SOREMA UNDERWRITING MANAGEMENT LIMITED (Registered Number 2279272) whose registered office is at 16 Eastcheap, London EC3M 1BD (the "Company") and

(2) SOREMA (UK) REINSURANCE LIMITED (Registered Number 2494812) whose registered office is at 16 Eastcheap, London EC3M 1BD ("Reinsurance")

(3) RUSSELL JOHN ENGLISH (the "Executive") of 16, Onslow Road, Richmond, Surrey TW10 6QF.

WHEREAS:

The Executive has been employed by the Company as Managing Director of the Company. Specialist Risk Underwriters Limited and Reinsurance and as General Manager of SOREMA (UK) Group Limited (collectively "the Associated Companies") and the parties wish his employment as such by the Company to continue on the terms and conditions set out in this Agreement in substitution for any previous agreement or arrangement.

IT IS AGREED:

1.       Appointment and term

         The Company shall employ the Executive and the Executive shall serve the Associated Companies as Managing Director of the Company, Specialist Risk Underwriters Limited and Reinsurance and as General Manager of SOREMA (UK) Group Limited with effect from 1st March 1995. The Company by its Chairman of its Board of Directors may terminate the employment at any time by giving not less than 24 calendar months' notice in writing to the Executive and the Executive may terminate the employment at any time by giving not less than 6 calendar months' notice in writing to the Company. Both the Company and the Executive are entitled to elect for the Executive's employment to be terminated by payment by the Company in lieu of notice for all or any part of the period of notice given by the Company. For avoidance of doubt such payment shall include but is not limited to salary, bonus, pension, motor car allowance, medical insurance, death in service assurance, permanent health insurance and subscriptions.

2.       Duties

               2.1      During his employment hereunder the Executive shall:

                     (a) perform the duties and exercise the powers and functions which from time to time may reasonably be assigned to or vested in him by the Chairman or Board of Directors (the "Board") of the Company in relation to the Company and any Associated Company at such place or places within the United Kingdom as the Board shall determine,

                    (b) during working hours devote the whole of his time, attention and ability to his duties hereunder and shall faithfully and loyally serve the Company to the best of his ability and use his utmost endeavors to promote its interests in all reasonable respects;

                            in   accordance   with   English  law  and  relevant
                            recommended practices applicable to insurance and reinsurance companies.

3.       Remuneration

               3.1         As   remuneration  for  his  services  hereunder  the
                           Company shall pay to the Executive a salary at the rate of One Hundred and Forty Thousand Pounds ((pound)140,000) per annum (which shall be deemed to accrue from day to day) payable by equal monthly installments on the 25th day of each calendar month such salary being inclusive of any fees to which the Executive may be entitled as a director of the Company or of any Associated Company. The said salary shall be reviewed by the Board on or before the 1st March each year and the rate thereof may be increased with effect from many such review date.

               3.2 The Executive shall be entitled to participate in the SOREMA (UK) Bonus Scheme and any replacement thereof particulars of which may be obtained from the Company Secretary.

               3.3 For the purposes of the Wages Act 1986 and otherwise the Executive hereby consents to the deduction of any sums properly owing by him to the Company at any time from his salary or from any other payment due from the Company to the Executive and the Executive hereby also agrees to make any payment to the Company of any sums properly owed by him to the Company.

4.       Pension and Insurance Benefits

              4.1 The Executive shall be entitled to be a member of the SOREMA (UK) Pension Scheme (the "Scheme"), particulars of which may be obtained from the Company Secretary. In addition to the normal contributions made by the Company to the Scheme in respect of the Executive the Company will make an additional contribution of (pound)25,000 per annum in respect of the Executive, such contribution to be adjusted annually in accordance with the Retail Price Index on the 1st March of each year.

              4.2 The Company shall provide the Executive with medical insurance, permanent health insurance, death in service and life assurance, particulars of which may be obtained from the Company Secretary.

5.       Expenses

         The Company shall reimburse to the Executive all worldwide travelling, hotel, entertainment and other expenses properly and reasonably incurred by him in the performance of his duties hereunder and properly claimed and vouched for in accordance with the Company's expense reporting procedure in force from time to time.

6.       Motor Car Allowance

         The Company shall pay to the Executive an annual motor car allowance at the rate of 17.5% of his salary from time to time prevailing. The allowance shall be paid to the Executive in 12 monthly installments paid with his salary on the 25th day of each calendar month.

7.       Holidays and holiday pay

                  7.1 In addition to the normal Bank and public holidays the Executive shall be entitled to 30 working days' paid holiday during each holiday year commencing on 1st October each year to be taken at such time or times as may be agreed with the Board. The Executive may not without the consent of the Board carry forward any unused part of his holiday entitlement to a subsequent calendar year.

                  7.2 For the holiday year during which the Executive's employment hereunder terminates he shall be entitled to such proportion of his annual holiday entitlement as the period of his employment in such year bears to one holiday year. Upon termination of his employment for whatever reason he shall if appropriate either be entitled to salary in lieu of any outstanding holiday entitlement or be required to pay to the Company any salary received in respect of holiday taken in excess of his proportionate holiday entitlement.

8.       Sickness/incapacity

                  8.1 If the Executive shall be prevented by illness, accident or other incapacity from properly performing his duties hereunder he shall report this fact forthwith to the Company Secretary's office and if he is so prevented for more than seven consecutive days he shall provide an appropriate doctor's certificate.

                  8.2 If the Executive shall be absent from his duties hereunder owing to illness, accident or other incapacity duly certified in accordance with the provisions of clause 8.1 he shall be paid his full remuneration until six consecutive months of absence have elapsed and thereafter such remuneration as the Board shall in its discretion allow PROVIDED THAT there shall be deducted from such remuneration any Statutory Sick Pay or any social security or other benefits payable to the Executive including any sums recoverable from a third party and any sums payable to the Executive under the permanent health insurance arrangement referred to in clause 4.2 above.

9.       Confidential information

                  The Executive shall not during his employment hereunder (save in the proper course thereof) or at any time after its termination for any reason whatsoever disclose to any person whatsoever or otherwise make use of any confidential or secret information of which he has or may have in the course of his employment hereunder become possessed concerning the business, affairs, finance, customers or trade connections of the Company or any Associated Company or any of its or their suppliers, agents, distributors or customers and shall use his best endeavours to prevent the unauthorised publication or disclosure of any such confidential or secret information.

10.      Termination on the happening of certain events

         (a)                The Company without prejudice to any remedy which it
                           may have against the Executive for the breach or non-performance of any of the provisions of this Agreement may by notice in writing to the Executive forthwith terminate this Agreement if the Executive shall:

                           (i) be convicted of any criminal offence (other than an offence under road traffic legislation in the United Kingdom or elsewhere for which a penalty other than imprisonment for three months or more is imposed); or

                           (ii) be prevented by illness or otherwise from performing his duties hereunder for a consecutive period of 9 calendar months; or

                           (iii) be guilty of any serious misconduct, any conduct tending to bring the Company or himself into disrepute, or any material breach or non-observance of any of the provisions of this Agreement or shall neglect fail or refuse to carry out duties properly assigned to him hereunder.

         (b)               Subject to the  provisions of Clause 10(c) below,  in
                           the  event  of  the  sale  or  cessation  of  all  or
                           substantially all of the business, assets or undertaking of Reinsurance and/or Societe de Reassurance des Assurances Mutuelles Agricoles S.A. and/or SOREMA International Holding N.V., the Executive shall be entitled to treat such sale or cessation as repudiation by the Company and on giving to the Company written notice of acceptance of such repudiation within 6 calendar months of such sale or cessation the Executive shall be entitled to the compensation referred to at Clause 11(b).

         (c) Notwithstanding the provisions of Clause 10(b) above, the Executive shall not be entitled to treat intra-SOREMA group transactions as constituting repudiation by the Company of this Agreement.

11.      Obligations upon termination of employment

         (a) Upon the termination of his employment hereunder for whatever reason the Executive shall:

                     (i)            forthwith  tender  his   resignation  as  a
                                    Director  of   the  Company   and   of   any
                                    Associated  Company  without compensation;

                     (ii) deliver up to the Company all vehicles, keys, credit cards, correspondence, documents, specifications, report, papers and records (including any computer materials such as discs or tapes) and all copies thereof and any other property (whether or not similar to the foregoing or any of them) belonging to the Company or any Associated Company which may be in his possession or under his control; and

                     (iii) not at any time represent himself still to be connected with the Company or any Associated Company.

         (b) In the event of this Agreement being terminated under Clause 10(b) above, the
                                    Executive   shall  be  entitled  to  receive
                                    payment in lieu of 24 calendar months' notice.

12.      Covenant by Reinsurance
         Reinsurance hereby covenants with the Executive that in the event of any default by the Company in the performance of its obligations hereunder Reinsurance will pay the salary, benefits and all other sums howsoever due to the Executive hereunder including any increased salary or benefits payable under the provisions hereof on the days and in the manner mentioned herein and will duly perform and observe all the Company's covenants and obligations contained herein and in case of default in any such payments or in the performance or observance of the Company's covenants and obligations Reinsurance will pay and make good to the Executive on demand all losses, damages, costs and expenses thereby arising or incurred by the Executive provided always that any variation of the terms of this Agreement or the Executive's employment in any manner which is not material to this covenant and any neglect or forbearance by the Executive in endeavouring to obtain or enforce payment of any sums due or observance of any of the Company's duties hereunder and any time which may be given to the Company by the Executive shall not release or exonerate or affect the liability of Reinsurance under this covenant.

13.      Other terms and conditions

                  13.1 The provisions of the Company's standard terms and conditions of employment and handbook shall apply to the Executive's employment hereunder except so far as inconsistent herewith.

                  13.2 The following particulars are given in compliance with the requirements of section 1 of the Employment Protection (Consolidation) Act 1978.

                           (a) The Executive's normal place of work is 16 Eastcheap London EC3M 1BD but he may be required to work at any other office or location in London as may be directed by the Board from time to time.

                           (b) The Executive's continuous employment began on 1st January 1994. No employment of the Executive with a previous employer counts as part of the Executive's continuous employment with the Company.

                           (c) If the Executive's hours of work shall be the normal hours of work of the Company which are from 9am to 5pm Monday to Friday together with such additional hours as may be reasonably necessary for the proper discharge of his duties hereunder.

                           (d) If the Executive is dissatisfied with any disciplinary decision or if he has any grievance relating to his employment hereunder he should refer such disciplinary decision or grievance to the Board and the reference will be dealt with by discussion at and decision of a Board Meeting.

                           (e) Save as otherwise herein provided there are no terms or conditions of employment relating to hours of work or to normal working hours or to entitlement to holiday (including public holidays) or holiday pay or to incapacity for work due to sickness or injury or to pensions or pension schemes.

14.      Applicable law

         English law shall apply to this Agreement and the parties submit to the jurisdiction of the English Courts.

         IN WITNESS whereof this deed has been duly executed and delivered on the 26th day of October 1995.

         Executed as a deed by      )
         the Company                )
         acting by                  )


         ----------------------------                  -------------------------
         Director                                         Director/Secretary


         Executed as a deed by Reinsurance  )
                                            )
         acting by                          )


         ----------------------------                  -------------------------
         Director                                          Director/Secretary

         Signed as a deed by the Executive  )
                                            )
         in the presence of                 )


         /s/ Joanne Merrick                                   31 Alexandra Road
         -----------------------------                 -------------------------
         Witness's name and signature                         St. Albans,
                                                       -------------------------
                                                              Witness's address

ADDENDUM TO SERVICE AGREEMENT - IT IS HEREBY NOTED AND AGREED that:

(1) in consequence of Board resolutions approved by SOREMA (UK) Limited and SOREMA (UK) Group Limited on 9th July, 1996, and with effect from 9th July 1996
               (a) SOREMA (UK) GROUP LIMITED (Registered Number 2488310) whose registered office is at 16, Eastcheap, London EC3M 1BD ("Group") shall become a party to the Service Agreement dated 26th October 1995 between SOREMA (UK) Underwriting Management Limited and SOREMA (UK) Reinsurance Limited and Russell John English ("the Executive")

               (b) Group shall covenant with the Executive in the terms of Clause 12 of the said Agreement, in place of SOREMA (UK) Reinsurance Limited and SOREMA (UK) reinsurance Limited shall be released from all liability in respect of the said covenant

(2) with effect from 1st March 1996 the Executive's salary at clause 3.1 of the said Agreement shall be amended from One Hundred and Forth Thousand Pounds ((pound)140,000) per annum to One Hundred and Forty Seven Thousand Pounds ((pound)147,000) per annum
(3) the terms and conditions of the said Agreement shall otherwise remain unchanged.

IN WITNESS whereof this deed has been duly executed and delivered on the 12th day of July 1996.

         Executed as a deed by      )
         SOREMA (UK) Underwriting Management Limited
         acting by                  )

         /s/ David Leaper                                 /s/ Ginette Handfield
         ----------------------------                     ----------------------
         Director                                           Director/Secretary


         Executed  as a deed by  Reinsurance  )
         SOREMA  (UK)  Limited  (formerly
         SOREMA (UK) reinsurance Limited)
         acting by                            )

         /s/ Andrew Okell                                  /s/ Joanne Merrick
         -----------------------------                    ----------------------
         Director                                         Director/Secretary

         Executed as a deed by Group          )
         acting by                            )

         /s/ Andrew Okell                                   /s/ Joanne Merrick
         ----------------------------                     ----------------------
         Director                                           Director/Secretary


         Signed as a deed by the Executive     )
         in the presence of                    )


          /s/ Andrew Shirley                                /s/ Russell English
         -----------------------------                     ---------------------
         Andrew Shirley                                     20 Bowes Wood
         Witness's name and signature                       New Ash Green, Kent
                                                             DA3 8QJ
                                                           ---------------------
                                                            Witness's address

ADDENDUM TO SERVICE AGREEMENT - IT IS HEREBY NOTED AND AGREED that:

(1) with effect from 1st October 1996 clause 4.1 of the Service Agreement between various SOREMA (UK) companies and Russell John English ("the Executive") dated 26th October 1995 shall be amended to read as follows:

4.1 "The Executive shall be entitled to be a member of the SOREMA (UK) Pension Scheme (the "Scheme"), particulars of which may be obtained from the Company Secretary. In addition to the normal contributions made by the Company to the Scheme the Company will make such additional contribution in respect of the Executive as is equivalent, after the deduction of tax, to 21% of his salary from time to time prevailing. All contributions payable by the Company under the Scheme in respect of the Executive shall be paid free of tax to the extent that such payments do not exceed the earnings limitation approved by the Inland Revenue for tax exempt pension schemes according to statutory provisions from time to time prevailing. All other payments payable under the Scheme in respect of the Executive into pension funds or similar investments approved by the Trustee of the Scheme shall be paid gross of any tax payable in consequence of the contributions exceeding the earnings limitation approved by the Inland Revenue."

(2) the terms and conditions of the said Agreement shall otherwise remain unchanged.

IN WITNESS whereof this deed has been duly executed and delivered on the 24th day of September 1996.

         Executed as a deed by      )
         SOREMA (UK) Underwriting Management Limited
         acting by                  )


         /s/ Andrew Okell                              /s/ Ginette Handfield
         --------------------------                    -------------------------
         Director                                          Director/Secretary


         Executed as a deed by Reinsurance  )
         SOREMA (UK) Limited                )
         acting by                          )


          /s/ Andrew Okell                               /s/ Joanne Merrick
         --------------------------                      -----------------------
         Director                                         Director/Secretary

         Executed as a deed by Group        )
         acting by                          )


         /s/ Andrew Okell                                  /s/ Joanne Merrick
         --------------------------                      -----------------------
         Director                                          Director/Secretary

         Signed as a deed by the Executive  )
         in the presence of                 )

                                                          /s/ Russell English
                                                         -----------------------
         /s/ Alison Moore                                     7 Tudor Close
         ---------------------------                     -----------------------
         Witness's name and signature                       Stienfield, Essex
                                                         -----------------------
                                                            Witness's address

                                 DEED OF WAIVER

THIS DEED is made the 27th day of February 1998

BY:

(1) RUSSELL JOHN ENGLISH of 16 Onslow Road, Richmond, Surrey TW10 6QS (the "Employee")

(2) SOREMA (UK) UNDERWRITING MANAGEMENT LIMITED a company incorporated in the United Kingdom with registered number 2279272 whose registered office is at 16 Eastcheap, London EC3M 1BD (the "Company")

(3) TRENWICK GROUP INC, a corporation organised under the laws of the State of Delaware, United States of America, whose principal office is at Metro Center, One Station Parade, Stamford, Connecticut 06902, United States of America ("Trenwick").

RECITALS:

(A) Trenwick has agreed to purchase all of the issued share capital of Sorema (UK) Group Limited (the "Transaction") from Societe de Reassurance des Assurances Mutuelles Agricoles SA ("Sorema SA") under a Share Purchase Agreement entered into between Trenwick and Sorema SA (the "Share Purchase Agreement") on 16 January 1998.

(B) Sorema (UK) Limited and the Company are both wholly-owned subsidiaries of Sorema (UK) Group Limited.


(C) The Employee entered into a Service Agreement dated 26 October 1995 (the "Service Agreement") with the Company.

(D) Clause 10(b) of the Service Agreement provides that the Employee is entitled to treat a sale of all or substantially all of the combined assets or undertaking of the Sorema SA and/or of Sorema (UK) Limited as a repudiatory breach by the Company of the Service Agreement.

(E) The Employee agrees to waive his right to treat the transaction as a repudiatory breach by the Company of the Service Agreement on the terms and conditions set out in this Deed.

TERMS AGREED:

1. In consideration of the sum of one pound sterling ((pound)1) from the Company and from Trenwick, the receipt of which the Employee hereby acknowledges, the Employee hereby irrevocably and unconditionally:

1.1 waives his right under Clause 10(b) of the Service Agreement to treat the Transaction or any act done by Sorema SA, Trenwick or Sorema (UK) Group Limited or any event occurring in connection with the Transaction under the terms and conditions of the Share Purchase Agreement as a repudiation by the Company of the Service Agreement; and

1.2 covenants not to claim from the Company as a result of the Transaction the compensation referred to in Clause 11(b) of the Service Agreement.

Executed as a Deed on the date first mentioned above.

SIGNED and DELIVERED as a DEED      )
by RUSSELL JOHN ENGLISH             )
in the presence of:                 )        /s/ Russell J. English
                                             ------------------------------


Witness: /s/ L. I. Wade
         -------------------------
            Lauren Wade

EXECUTED as a DEED                  )
by SOREMA (UK) UNDERWRITING         )
MANAGEMENT LIMITED by the           )
signature of:                       )        /s/  D. Leaper
                                             ------------------------------
                                             Director: D. Leaper


                                             /s/ Joanne Merrick
                                             ------------------------------
                                             Secretary: J. Merrick

EXECUTED as a DEED                  )
for and on behalf of                )
TRENWICK GROUP INC                  )                /s/ J. F. Billett, Jr.
                                             ------------------------------
                                             President and Chief
                                             Executive Officer